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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 19, 1997
                                                        -----------------

                          CleveTrust Realty Investors
                          ---------------------------
             (Exact name of registrant as specified in its charter)

                                 Massachusetts
                                 -------------
                 (State of other jurisdiction of incorporation)


    0-5641                                             34-1085584
--------------------------                    ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


               2001 Crocker Road, Suite 400, Westlake, OH 44145
               ------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 216/899-0909

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

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5.   OTHER EVENTS
     ------------

     On February 19, 1997 CleveTrust Realty Investors (the "Trust"), certain major shareholders of the Trust, and RM Crowe Company, a Texas Corporation ("RMC") executed a letter of intent which provides that RMC, the Trust, and such shareholders intend to negotiate definitive agreements pursuant to which RMC may acquire all of the outstanding shares of beneficial interest of the Trust at a price of Six Dollars and Forty-Two Cents ($6.42) per share, in cash. A copy of a News Release dated February 20, 1997 is filed herewith as Exhibit 99.1.

7.   FINANCIAL STATEMENTS AND EXHIBITS
     ---------------------------------

     (c)  Exhibits

            99.1 Press Release Dated February 20, 1997


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.



                                         CLEVETRUST REALTY INVESTORS
                                         ---------------------------
                                                 (Registrant)

Date:  February 24, 1997                 By:  /s/ Raymond C. Novinc
                                            -----------------------------
                                            Raymond C. Novinc
                                            Vice President, Secretary & Counsel

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                                 EXHIBIT INDEX
                                 -------------



Exhibit
Number                        Description
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99.1                          Press release dated February 20, 1997